UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

MOVANO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Koll Center Parkway Pleasanton, CA	94566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 651-3172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 26, 2025, Movano Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The certified results of each of the matters voted upon at the 2025 Annual Meeting, which are more fully described in the Company’s Proxy Statement for the 2025 Annual Meeting as filed with the Securities and Exchange Commission on August 29, 2025, follow.

The Company’s stockholders elected the two nominees to the Company’s Board of Directors to serve for three-year terms as Class I directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Emily Wang Fairbairn	750,312	315,393	4,086,322
Michael Leabman	1,030,839	34,866	4,086,322

The Company’s stockholders approved amendments to the Company’s certificate of incorporation (the “Certificate of Incorporation”) effecting reverse stock splits of its common stock at ratios between 1-for-2 and 1-for-15, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of the Company’s Board of Directors on or prior to the one-year anniversary of the date of the 2025 Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
4,452,433	489,459	210,135	--

The Company’s stockholders approved a Certificate of Amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000 shares, with votes cast as follows (and correspondingly increasing the total number of authorized shares of all capital stock of the Company):

For	Against	Abstain	Broker Non-Votes
4,572,312	530,672	49,043	--

The Company’s stockholders ratified the appointment of RBSM LLP as the Company’s independent registered public accounting firm for 2025, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
5,025,298	83,248	43,481	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVANO INC.

Date: September 29, 2025	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

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